SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 30, 2003
(Date of earliest event reported)

IXYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3540 Bassett Street
Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 982-0700

NOT APPLICABLE
(Former name or former address, if changed since last report.)

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about IXYS Corporation (“IXYS”) and risks arising when investing in IXYS, investors are directed to IXYS’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is furnished (not filed) herewith:

Exhibit
Number	Description

99.1	Text of press release issued by IXYS Corporation, dated October 30, 2003.

Item 12. Results of Operations and Financial Condition

     The following information is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 30, 2003, IXYS issued a press release. The text of IXYS’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IXYS CORPORATION

By: /s/ Arnold P. Agbayani Arnold P. Agbayani, Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

Date: October 30, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1*	Text of press release issued by IXYS Corporation, dated October 30, 2003.

*	Furnished, not filed.